Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

DUPONT FABROS TECHNOLOGY, L.P.

January 19, 2012

This Amendment No. 4 to the Amended and Restated Agreement of Limited Partnership of DuPont Fabros Technology, L.P. (this “Amendment”) is made as of January 19, 2012 by DuPont Fabros Technology, Inc., a Maryland corporation, as sole general partner (the “Company”) of DuPont Fabros Technology, L.P., a Maryland limited partnership (the “Partnership”), pursuant to the authority granted to the Company in the Amended and Restated Agreement of Limited Partnership of DuPont Fabros Technology, L.P., dated as of October 24, 2007, as amended (the “Partnership Agreement”), for the purpose of issuing additional Partnership Units in the form of Series B Preferred Partnership Units. Capitalized terms used and not defined herein shall have the meanings set forth in the Partnership Agreement.

WHEREAS, a Pricing Committee of the Board of Directors (the “Board”) of the Company adopted resolutions on March 3, 2011 classifying and designating 4,140,000 shares of Preferred Stock (as defined in the Articles of Amendment and Restatement of the Company (the “Charter”)) as Series B Preferred Stock;

WHEREAS, the Company filed Articles Supplementary to the Charter with the State Department of Assessments and Taxation of Maryland, effective on March 8, 2011 (the “Original Articles Supplementary”), establishing the Series B Preferred Stock, with such preferences, rights, powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as described in the Original Articles Supplementary, and classifying and establishing 4,140,000 shares of the Company’s preferred stock as Series B Preferred Stock;

WHEREAS, on March 8, 2011, the Company amended the Partnership Agreement to create Partnership Units in the form of Series B Preferred Partnership Units having designations, preferences and other rights which are substantially the same as the economic rights of the Series B Preferred Stock, and classifying and designating 4,140,000 Partnership Units as Series B Preferred Partnership Units;

WHEREAS, a Pricing Committee of the Board adopted resolutions on January 13, 2012 classifying and designating an additional 2,990,000 shares of Preferred Stock (as defined in the Charter) as Series B Preferred Stock;

WHEREAS, on January 18, 2012, the Company filed Articles Supplementary to the Charter with the State Department of Assessments and Taxation of Maryland, effective on January 19, 2012, classifying and establishing an additional 2,990,000 shares of the Company’s preferred stock as Series B Preferred Stock;

WHEREAS, on January 19, 2012, the Company issued 2,600,000 additional shares of the Series B Preferred Stock; as of the date hereof, the Company is authorized to issue an additional 390,000 shares of Series B Preferred Stock; and

WHEREAS, the Company has determined that, in connection with the issuance of the additional shares of Series B Preferred Stock, it is necessary and desirable to amend the Partnership Agreement to classify and designate additional Partnership Units as Series B Preferred Partnership Units.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company hereby amends the Partnership Agreement as follows:

1. Exhibit H to the Partnership Agreement is hereby amended by deleting Section A thereof and replacing such Section with the following new Section A:

“A. Designation and Number. A series of Preferred Partnership Units, designated as Series B Preferred Partnership Units, is hereby established. The number of Series B Preferred Partnership Units shall be 7,130,000.”

2. In accordance with Section 4.3 of the Partnership Agreement, set forth in Exhibit H, as amended hereby, are the terms and conditions of the additional Series B Preferred Partnership Units hereby established and issued to the Company in consideration of its contribution to the Partnership of the proceeds of the issuance and sale of the additional shares of Series B Preferred Stock by the Company. The Partnership Agreement is amended to replace Exhibit A thereto with a revised Exhibit A to reflect the issuance of the additional Series B Preferred Partnership Units.

3. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the Company hereby ratifies and confirms.

4. This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Maryland, without regard to conflicts of law.

5. If any provision of this Amendment is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

[Signature Page to Amendment No. 4 to the Amended and Restated Agreement

of Limited Partnership of DuPont Fabros Technology, L.P. follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

DUPONT FABROS TECHNOLOGY, INC. As sole general partner of DuPont Fabros Technology, L.P.

By:	/s/ Hossein Fateh
Hossein Fateh,
President and Chief Executive Officer

[Signature Page to Amendment No. 4 to the Amended and Restated Agreement

of Limited Partnership of DuPont Fabros Technology, L.P.]

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